Exhibit 10.5
AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT dated as of September 8, 2010, is among:
(a) BWA Receivables Corporation, a Delaware corporation (“Seller"),
(b) BorgWarner Inc., a Delaware corporation (“BWI”), as initial Collection Agent and as Performance Guarantor,
(c) Wells Fargo Bank, N.A., successor by merger to Wachovia Bank, National Association (“Wells Fargo” or a “Purchaser” and, together with its successors and assigns, the "Purchasers”), and
(d) Wells Fargo Bank, N.A., successor by merger to Wachovia Bank, National Association, in its capacity as Administrative Agent for the Purchasers (in such capacity, together with its successors and assigns, the “Administrative Agent").
PRELIMINARY STATEMENT
Seller, BWI, Wells Fargo and the Administrative Agent are parties to that certain Receivables Purchase Agreement dated as of December 21, 2009 (the “Agreement;” capitalized terms used and not otherwise defined herein being used with the meanings attributed thereto in the Agreement). Seller has requested that Wells Fargo increase the Purchase Limit under the Agreement, and Wells Fargo and the Administrative Agent are willing to agree to such increase on the terms, and subject to the conditions hereinafter set forth.
Section 1. Amendments.
1.1. All references in the Agreement to “Wachovia Bank, National Association” and “Wachovia” are hereby replaced with “Wells Fargo Bank, N.A.” and “Wells Fargo”, respectively.
1.2. The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:
          “Purchase Limit” means $80,000,000.
1.3. Schedule A to the Agreement is hereby amended and restated in its entirety to read as set forth in Schedule A to this Amendment.
Section 2. Representations. In order to induce the Administrative Agent and the Purchaser to enter into this Amendment, each of the Seller Parties hereby represents and warrants to them as follows: (a) each of such Seller Party’s representations and warranties set forth in Article III of the Agreement is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date, (b) the execution and delivery by such Seller Party of this Amendment and the performance of its obligations under the Agreement as amended hereby are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part, (c) this Amendment has been duly executed and delivered by such Seller Party, (d) the execution and delivery by such Seller Party of this Amendment and the performance of its obligations under the Agreement as amended hereby not contravene or violate (i) its Organic Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and (e) this Amendment constitutes the legal, valid and binding obligation of such Seller Party enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
Section 3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent’s counsel of (a) counterparts hereof, duly executed by each of the parties hereto, (b) counterparts of an amended and restated Fee Letter, duly executed by the Administrative Agent and Seller, and (c) payment in full of its legal fees associated with this Amendment and the other Transaction Documents.

Section 4. Miscellaneous.
4.1. CHOICE OF LAW.
THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
4.2. CONSENT TO JURISDICTION.
EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY, AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE ADMINISTRATIVE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR
CONNECTED WITH THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.
4.3. WAIVER OF JURY TRIAL
EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
4.4. Ratification; Binding Effect. Except as expressly amended hereby, the Agreement remains unaltered and in full force and effect, and BWI hereby ratifies and reaffirms its obligations under the Performance Undertaking. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
4.5. Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[Signature Pages Follow]
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
BWA RECEIVABLES CORPORATION, as Seller

By:
Name
Title
BORGWARNER INC., as the Collection Agent and as Performance Guarantor

By:
Name
WELLS FARGO BANK, N.A.,

individually as a Purchaser and as Administrative Agent

By:
Name
Title
SCHEDULE A
COMMITMENTS

PURCHASER	COMMITMENT
Wells Fargo Bank, N.A.	$80,000,000
Aggregate Commitment	$80,000,000

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